SEMIANNUAL REPORT   SEPTEMBER 30, 2000

Prudential
Real Estate Securities Fund

FUND TYPE Stock
OBJECTIVE High current income and long-term growth of capital

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Real Estate Securities Fund provides an opportunity for high current income and long-term growth of capital by investing primarily in equity-related securities of real estate companies.
We use a value-oriented investment style: we seek companies that have the potential for high risk-adjusted return on investment capital. Investing in real estate poses certain risks related to economic conditions, as well as risks related to an individual property, credit risk, and interest-rate fluctuations. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Expressed as a percentage of
net assets as of 9/30/00
23.8% Office Property REIT
16.7  Apartments REIT
15.5  Mixed Use & Miscellaneous REIT
 9.2  Warehouse/Industrial REIT
 7.5  Shopping Centers REIT
 6.9  Hotels REIT
 6.5  Regional Malls REIT
 5.3  Self-Storage REIT
 3.1  Office Industrial REIT
 1.7  Real Estate Development
 3.8  Cash & Equivalents

Ten Largest Holdings
Expressed as a percentage of
net assets as of 9/30/00
 7.0% Vornado Realty Trust
      Mixed Use & Miscellaneous
 6.2  Equity Office Properties Trust
      Office Property
 5.2  Phillips International Realty Corp.
      Shopping Centers
 4.7  Mission West Properties, Inc.
      Office Property
 4.5  Spieker Properties, Inc.
      Office Property
 4.3  Equity Residential Properties Trust
      Apartments
 4.2  Apartment Investment &
      Management Co.
      Apartments
 3.8  Cousins Properties, Inc.
      Mixed Use & Miscellaneous
 3.8  CenterPoint Properties Corp.
      Warehouse/Industrial
 3.3  General Growth Properties, Inc.
      Regional Malls
Holdings are subject to change.

          www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1        As of 9/30/00

                                    Six        One        Since
                                   Months      Year     Inception2
Class A                            12.70%     20.76%       6.86%
Class B                            12.19      19.77        8.53
Class C                            12.19      19.77        8.53
Class Z                            12.82      21.05        6.23
Lipper Real Estate Fund Avg.3      19.37      22.01        0.34

Average Annual Total Returns1             As of 9/30/00

                                               One        Since
                                               Year     Inception2
Class A                                       14.73%      4.96%
Class B                                       14.77       4.96
Class C                                       17.58       4.04
Class Z                                       21.05       2.64

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 5/5/98.

3 Lipper average returns are for all funds in each share class for the six-month, one-year, and since inception periods in the Real Estate Fund category.
The Lipper average is unmanaged. Real Estate funds invest 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry.

(LOGO)  November 15, 2000

Dear Shareholder,
During the six-month reporting period ended
September 30, 2000, the Prudential Real Estate
Securities Fund's Class A shares posted a 12.70% return--7.06% for shareholders paying the initial
Class A share sales charge--underperforming the 19.37% return of the Lipper Real Estate Fund
Average.

The financial markets have continued to be extremely volatile, with many indexes registering negative returns during the reporting period. One of the few shining stars amid the market turbulence has been the performance of real estate investment trusts (REITs). Investors embraced these stocks, as they offered relative safety, solid growth prospects, and strong cash flows. The Prudential
Real Estate Securities Fund participated in this upswing, as indicated by its double-digit return.
However, on a relative basis, it underperformed its benchmark, as some of its smaller niche companies did not appreciate to the same extent as many of the larger, more diversified REITs. A complete review of the Fund by its management team follows.

Focusing on the big picture
We believe the last six months exemplify the importance of maintaining a disciplined investment approach. As we've recently seen, investment classes will move in and out of favor over time. As a result, we believe it's vital to maintain a well-diversified portfolio, and to focus on your long-term financial objectives.

Sincerely,


David R. Odenath, Jr., President
Prudential Real Estate Securities Fund

Prudential Real Estate Securities Fund

     Semiannual Report   September 30, 2000

Investment Adviser's Report

In our last report to shareholders, we explained that we were cautiously optimistic about the real estate investment trust (REIT) market and about the Fund. In short, we believed that the price of REITs had bottomed out in December 1999, and that instability in the equity markets could serve to benefit REITs. It was also our view that as investors become more aware of excessive stock price valuations, they would take a closer look at REITs and the tremendous opportunities offered by many individual securities.

As we look at the REIT market during the past six months, we see that much of this has come to pass.
After being widely ignored by investors in previous years, REITs were one of the few sectors of the market that generated strong results during the reporting period. This reversal of fortune began to take shape early this spring. Signs of rising inflation, continued interest rate hikes, and high stock valuations caused investors to flee many large-capitalization growth stocks and, in particular, the technology-heavy Nasdaq. Daily market volatility rose to unprecedented levels, and at one point the Nasdaq had fallen roughly 35% from its peak, while the S&P 500 Index was down more than 10%.

With falling stock prices, unnerving volatility, and no end in sight for rising interest rates, investors were eager to find a safer haven for their assets. As we anticipated, this led to renewed interest in the REIT market.

Positive REIT fundamentals
In hindsight, the sudden allure of REITs should not
have come as a surprise. In 1998 and 1999, REIT
prices fell, and many stocks were trading well
below even the most conservative net asset
valuation estimates. As such, when the technology
sector experienced its much anticipated correction,
investors looked to reallocate their assets into
more stable investments with solid fundamentals,
and REITs filled the bill.
                                     3

Prudential Real Estate Securities Fund

  Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of September 30, 2000
--------------------------------------------------------------
7.0% Vornado Realty Trust/Mixed Use & Miscellaneous
Vornado owns a diversified portfolio that includes office properties, retail centers, and a refrigerated cold storage business. Some of its desirable assets include 14 million square feet of office space in Manhattan, 56 shopping centers in six states and Puerto Rico, 7 million square feet of Merchandise Mart properties in the United States and partnership interests in 10.7 million square feet of office space in Washington, D.C.

6.2% Equity Office Properties Trust/Office Property
Equity Office Properties Trust is the country's largest owner and manager of office properties. The firm has a portfolio of 380 buildings, comprising
99 million square feet in 24 states and the District of Columbia.

5.2% Phillips International Realty Corp./Shopping Centers
Phillips specializes in the ownership, management, and acquisition for development and redevelopment of shopping centers primarily in the greater New
York City area. These centers are located in areas with below-average retail per capita and high barriers to entry for new retail products.

4.7% Mission West Properties, Inc./Office Property
Mission West Properties is an owner, developer, and acquirer of flex-office space exclusively in Silicon Valley. The company owns 5.9 million square feet, and currently has nearly 2 million square feet under development. In addition, it has another
3.9 million square feet that could be built on land that it controls.

4.5% Spieker Properties, Inc./Office Property
Spieker Properties owns and operates over 41 million square feet of office and industrial space in California and the Pacific Northwest, and has consistently exceeded earnings projections.

Holdings are subject to change.

           www.prudential.com  (800) 225-1852

Even in the face of increased market volatility, the REIT market as a whole bucked the trend and continued to deliver strong returns. Operating results for many REITs were above expectations, due to higher rental rate growth as a result of extremely positive supply and demand trends. In supply-constrained markets such as New York, Boston, San Francisco, and Silicon Valley, demand for rental space has outpaced development, causing significant rental spikes. These higher rents have, in turn, boosted the bottom-line results for many REITs.

Strategically enhancing results
During the reporting period, the Fund's performance was enhanced by its overweight positions in the office and industrial sectors, and its holdings in the multifamily sectors. In both cases, the supply and demand trends explained above have led to exceptional returns. As a case in point, the office market rental rates in Silicon Valley and Manhattan have risen roughly 25% and 35%, respectively, year-to-date. The strong economy has led to pent-up demand, and with limited new development taking place, incumbent owners have been able to raise rental rates.

Similarly, in several major urban areas, the multihousing market is reaping the benefits of economic expansion and extremely tight supply.
Examples of holdings include Mission West
Properties (see Comments on Largest Holdings) and
Essex Property Trust. Mission West is a select office space developer in Silicon Valley, and its stock rose 62% during the reporting period. Essex is a multifamily outfit that owns, manages, acquires, and develops apartments in California.
The firm continues to exceed growth expectations, and its stock appreciated 54% during the period.

The Fund also benefited from its relative underweight in the retail sectors. In addition, we took profits from several of our hotel holdings as their stock prices appreciated over the reporting period. This has proved to be an astute move as investors have since sold hotel stocks due to concern about an economic slowdown in 2001. A notable example was the paring back of our

Prudential Real Estate Securities Fund

    Semiannual Report    September 30, 2000

exposure to Starwood Hotels & Resorts Worldwide,
Inc., our previous largest holding. We have also de-emphasized the retail market, as an ample supply of retail space, coupled with pressures from alternative shopping venues such as the Internet and catalogs, has hampered performance results.

A few missteps
While the Fund produced strong absolute returns versus the market in general, it underperformed its benchmark, the Lipper Real Estate Fund Average.
This was partially due to our holdings in several smaller real estate companies. In several cases, these firms generated solid results and had strong balance sheets, but investors who focused their dollars on more diverse and liquid issues overlooked them.

In addition, several specific stocks produced disappointing results. One such example was Excel
Legacy Corporation, a real estate development and investment company based in California. The firm has been experiencing delays in obtaining financing for its projects, and its stock subsequently fell.
Another example was Boardwalk Equities, a Canadian apartment company that failed to meet its earnings estimates during the last quarter. The firm also incurred higher-than-expected costs from one of its ventures. We have since eliminated these two positions from the Fund's portfolio.

Going forward: continued optimism
Looking ahead, we remain generally optimistic about the outlook for the REIT market and the Fund.
Despite the recent appreciation in REIT prices, they continue to be fairly valued versus their net asset valuations. In addition, real estate fundamentals remain sound, with the supply-constrained markets seeing very strong rental growth and other areas of the country showing stability. As the Fed has raised interest rates, construction starts in all property types have slowed in 2000. Therefore, even if the economy slows, we expect the real estate dynamics to remain steady, and for REITs, on average, to post solid earnings growth in 2001.

           www.prudential.com  (800) 225-1852

As we move forward, we anticipate further diversifying the portfolio into areas that could soon be experiencing positive supply and demand trends--specifically the Houston and Dallas markets.
Companies with holdings in these markets are currently trading at significant discounts, and we believe there could be some positive earnings surprises. We will also monitor hotel stocks, which could become oversold.

In summary, as we've seen, REITs can play an important part in an investor's overall portfolio.
We believe the REIT market can continue to generate solid long-term results given its strong fundamentals.

Prudential Real Estate Securities Fund Management Team

Prudential Real Estate Securities Fund

    Semiannual Report   September 30, 2000

Financial
	Statements

       Prudential Real Estate Securities Fund
             Portfolio of Investments as of September 30, 2000 (Unaudited)

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.2%
Common Stocks
-------------------------------------------------------------------------------------
Apartments  16.7%
      51,000   Apartment Investment & Management Co. (Class 'A'
                Stock)                                                $    2,349,187
      10,000   Archstone Communities Trust                                   245,625
      20,000   Avalonbay Communities, Inc.                                   953,750
      14,500   Boardwalk Equities, Inc. (a)                                  115,676
      20,000   BRE Properties, Inc.                                          640,000
      50,000   Equity Residential Properties Trust                         2,400,000
      25,000   Essex Property Trust, Inc.                                  1,384,375
      26,800   Post Properties, Inc.                                       1,167,475
                                                                      --------------
                                                                           9,256,088
-------------------------------------------------------------------------------------
Hotels  6.9%
     100,000   Host Marriott Corp.                                         1,125,000
      52,500   MeriStar Hospitality Corp.                                  1,063,125
      53,000   Starwood Hotels & Resorts Worldwide, Inc.                   1,656,250
                                                                      --------------
                                                                           3,844,375
-------------------------------------------------------------------------------------
Mixed Use & Miscellaneous  15.5%
      13,900   Catellus Development Corp. (a)                                243,250
      49,100   Cousins Properties, Inc.                                    2,114,369
      50,000   Fortress Investment Corp.                                     643,750
      77,400   Franchise Finance Corporation of America                    1,741,500
     104,000   Vornado Realty Trust                                        3,861,000
                                                                      --------------
                                                                           8,603,869
-------------------------------------------------------------------------------------
Office Industrial  3.1%
      70,000   Duke-Weeks Realty Corp.                                     1,688,750
-------------------------------------------------------------------------------------
Office Property  23.8%
      50,400   Alexandria Real Estate Equities, Inc.                       1,729,350
      20,000   Boston Properties, Inc.                                       858,750
     111,400   Equity Office Properties Trust                              3,460,362
     189,800   Mission West Properties, Inc.                               2,633,475

    See Notes to Financial Statements                                      9

       Prudential Real Estate Securities Fund
             Portfolio of Investments as of September 30, 2000 (Unaudited)
Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      25,000   Prentiss Properties Trust                              $      653,125
      47,900   Reckson Associates Realty Corp.                             1,221,450
       5,000   SL Green Realty Corp.                                         140,313
      43,200   Spieker Properties, Inc.                                    2,486,700
                                                                      --------------
                                                                          13,183,525
-------------------------------------------------------------------------------------
Real Estate-Development  1.7%
      56,200   Intrawest Corp.                                               934,325
-------------------------------------------------------------------------------------
Regional Malls  6.5%
      57,400   General Growth Properties, Inc.                             1,847,562
      50,000   Macerich Co.                                                1,062,500
      30,000   Simon Property Group, Inc.                                    703,125
                                                                      --------------
                                                                           3,613,187
-------------------------------------------------------------------------------------
Self Storage  5.3%
      76,400   Public Storage, Inc.                                        1,828,825
      48,500   Public Storage, Inc., Ser. A                                1,124,594
                                                                      --------------
                                                                           2,953,419
-------------------------------------------------------------------------------------
Shopping Centers  7.5%
      30,000   Kimco Realty Corp.                                          1,267,500
     167,900   Philips International Realty Corp.                          2,896,275
                                                                      --------------
                                                                           4,163,775
-------------------------------------------------------------------------------------
Warehouse/Industrial  9.2%
      75,000   AMB Property Corp.                                          1,842,188
      45,300   CenterPoint Properties Corp.                                2,086,631
      50,000   Prologis Trust                                              1,187,500
                                                                      --------------
                                                                           5,116,319
                                                                      --------------
               Total long-term investments (cost $46,954,455)             53,357,632
                                                                      --------------

    10                                     See Notes to Financial Statements

       Prudential Real Estate Securities Fund
             Portfolio of Investments as of September 30, 2000 (Unaudited)
Cont'd.

Principal
Amount
(000)         Description                                            Value (Note 1)
-----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  3.9%
Repurchase Agreement
$     2,153   Joint Repurchase Agreement Account, 6.50%, 10/2/00
               (cost $2,153,000; Note 5)                             $    2,153,000
                                                                     --------------
              Total investments  100.1%
               (cost $49,107,455; Note 4)                                55,510,632
              Liabilities in excess of other assets  (0.1%)                 (33,145)
                                                                     --------------
              Net Assets  100%                                       $   55,477,487
                                                                     --------------
                                                                     --------------

--------------------------------------------------------------------------------
(a) Non-income producing security.
    See Notes to Financial Statements                                     11

       Prudential Real Estate Securities Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                September 30, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $49,107,455)                           $ 55,510,632
Foreign currency, at value (cost $39,797)                                39,370
Receivable for investments sold                                       1,190,733
Dividends and interest receivable                                       296,076
Receivable for Fund shares sold                                          86,278
Deferred organization expenses and other assets                          58,085
                                                                ------------------
      Total assets                                                   57,181,174
                                                                ------------------
LIABILITIES
Payable for investments purchased                                       895,169
Payable for Fund shares reacquired                                      444,806
Accrued expenses and other liabilities                                  295,482
Management fee payable                                                   34,287
Distribution fee payable                                                 33,943
                                                                ------------------
      Total liabilities                                               1,703,687
                                                                ------------------
NET ASSETS                                                         $ 55,477,487
                                                                ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                           $      6,378
   Paid-in capital in excess of par                                  85,105,146
                                                                ------------------
                                                                     85,111,524
   Undistributed net investment income                                  378,673
   Accumulated net realized loss on investments                     (36,415,460)
   Net unrealized appreciation on investments                         6,402,750
                                                                ------------------
Net assets, September 30, 2000                                     $ 55,477,487
                                                                ------------------
                                                                ------------------

    12                                     See Notes to Financial Statements

       Prudential Real Estate Securities Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                September 30, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($16,932,120 / 1,943,894 shares of beneficial interest
      issued and outstanding)                                             $8.71
   Maximum sales charge (5% of offering price)                              .46
                                                                ------------------
   Maximum offering price to public                                       $9.17
                                                                ------------------
                                                                ------------------
Class B:
   Net asset value, offering price and redemption price per
      share ($31,746,473 / 3,652,742 shares of beneficial
      interest issued and outstanding)                                    $8.69
                                                                ------------------
                                                                ------------------
Class C:
   Net asset value and redemption price per share
      ($5,246,818 / 603,704 shares of beneficial interest
      issued and outstanding)                                             $8.69
   Sales charge (1% of offering price)                                      .09
                                                                ------------------
   Offering price to public                                               $8.78
                                                                ------------------
                                                                ------------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($1,552,076 / 177,997 shares of beneficial
      interest issued and outstanding)                                    $8.72
                                                                ------------------
                                                                ------------------

    See Notes to Financial Statements                                     13

       Prudential Real Estate Securities Fund
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                      Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $460)             $1,320,241
   Interest                                                             45,471
                                                                ------------------
      Total income                                                   1,365,712
                                                                ------------------
Expenses
   Management fee                                                      208,378
   Distribution fee--Class A                                            20,886
   Distribution fee--Class B                                           160,057
   Distribution fee--Class C                                            26,151
   Registration fees                                                    70,000
   Custodian's fees and expenses                                        59,000
   Reports to shareholders                                              38,000
   Transfer agent's fees and expenses                                   37,000
   Legal fees and expenses                                              18,000
   Audit fee                                                            13,000
   Amortization of organizational expense                               10,938
   Trustees' fees and expenses                                           5,000
   Miscellaneous                                                         6,443
                                                                ------------------
      Total expenses                                                   672,853
                                                                ------------------
Net investment income                                                  692,859
                                                                ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
   Investment transactions                                            (438,702)
   Foreign currency transactions                                       (23,671)
                                                                ------------------
                                                                      (462,373)
                                                                ------------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                       6,132,358
   Foreign currencies                                                     (427)
                                                                ------------------
                                                                     6,131,931
                                                                ------------------
Net gain on investments                                              5,669,558
                                                                ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $6,362,417
                                                                ------------------
                                                                ------------------

    14                                     See Notes to Financial Statements

                       This page intentionally left blank

    See Notes to Financial Statements                                     15

       Prudential Real Estate Securities Fund
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months               Year
                                                  Ended                 Ended
                                            September 30, 2000      March 31, 2000
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                       $    692,859          $  1,051,499
   Net realized loss on investments and
      foreign currency transactions                (462,373)           (4,753,472)
   Net change in unrealized
      appreciation/depreciation on
      investments                                 6,131,931             8,859,325
                                            ------------------    ------------------
   Net increase in net assets resulting
      from operations                             6,362,417             5,157,352
                                            ------------------    ------------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                      (131,605)             (559,630)
      Class B                                      (144,848)           (1,007,051)
      Class C                                       (23,125)             (179,414)
      Class Z                                       (14,608)              (41,497)
                                            ------------------    ------------------
                                                   (314,186)           (1,787,592)
                                            ------------------    ------------------
   Distributions in excess of net
      investment income
      Class A                                            --                (8,994)
      Class B                                            --               (21,865)
      Class C                                            --                (3,865)
      Class Z                                            --                  (613)
                                            ------------------    ------------------
                                                         --               (35,337)
                                            ------------------    ------------------
   Tax return of capital distributions
      Class A                                            --               (85,320)
      Class B                                            --              (207,414)
      Class C                                            --               (36,663)
      Class Z                                            --                (5,817)
                                            ------------------    ------------------
                                                         --              (335,214)
                                            ------------------    ------------------

    16                                     See Notes to Financial Statements

       Prudential Real Estate Securities Fund
             Statement of Changes in Net Assets (Unaudited) Cont'd.

                                                Six Months               Year
                                                  Ended                 Ended
                                            September 30, 2000      March 31, 2000
------------------------------------------------------------------------------------
Fund share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold               $  4,392,392          $ 10,662,694
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                 243,664             1,776,637
   Cost of shares reacquired                    (12,275,387)          (47,093,302)
                                            ------------------    ------------------
   Net decrease in net assets from Fund
      share transactions                         (7,639,331)          (34,653,971)
                                            ------------------    ------------------
Total decrease                                   (1,591,100)          (31,654,762)
NET ASSETS
Beginning of period                              57,068,587            88,723,349
                                            ------------------    ------------------
End of period (a)                              $ 55,477,487          $ 57,068,587
                                            ------------------    ------------------
                                            ------------------    ------------------
------------------------------
(a) Includes undistributed net investment
    income of:                                 $    378,673          $         --
                                            ------------------    ------------------

    See Notes to Financial Statements                                     17

       Prudential Real Estate Securities Fund
             Notes to Financial Statements (Unaudited)

      Prudential Real Estate Securities Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a nondiversified, open-end, management investment company. The Fund was established as a Delaware business trust on October 24, 1997. The Fund issued 2,500 shares of beneficial interest each of Class A, Class B, Class C and Class Z on February 18, 1998 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on May 5, 1998. The investment objective of the Fund is high current income and long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities of real estate companies.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Investments in securities traded on a national
securities exchange (or reported on the Nasdaq National Market) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Corporate bonds (other than convertible debt) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Other securities are valued at the mean between the most recently quoted bid and asked prices. Securities which are otherwise not readily marketable or securities for which market quotations are not readily available are valued in good faith at fair value in accordance with procedures adopted by the Fund's Board of Trustees.

      Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of collateral is marked-to-market on a daily basis to ensure adequacy of the collateral. If the seller defaults and the value of
    18

       Prudential Real Estate Securities Fund
             Notes to Financial Statements (Unaudited) Cont'd.

the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m. New York time.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the current rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains/losses on investment transactions.

      Net realized gain (loss) on foreign currency transactions represents net foreign exchange gains and losses from sales and maturities of short-term securities and forward currency contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets (excluding investments) and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Investment Income:    Securities transactions
are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend
                                                                          19

       Prudential Real Estate Securities Fund
             Notes to Financial Statements (Unaudited) Cont'd.

date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.

      Dividends and Distributions:    The Fund expects to pay dividends out of
net investment income quarterly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Organization Expenses:    Organization cost of approximately $108,700 is
being amortized ratably over a period of sixty months from the date the Fund commenced investment opertions.

Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets.

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .375 of 1% of the average daily net assets of the Fund. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services.
    20

       Prudential Real Estate Securities Fund
             Notes to Financial Statements (Unaudited) Cont'd.

The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees were accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1% of the average daily net assets of Class A shares and 1% of the average daily net assets of both the Class B and C shares for the six months ended September 30, 2000.

      PIMS has advised the Fund that it received approximately $6,300 and $3,100 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended September 30, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended September 30, 2000, it received approximately $133,700 and $800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purposes of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. The Fund did not borrow any amounts pursuant to the SCA during the six months ended September 30, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended September 30,
                                                                          21

       Prudential Real Estate Securities Fund
             Notes to Financial Statements (Unaudited) Cont'd.

2000, the Fund incurred fees of approximately $34,500 for the services of PMFS. As of September 30, 2000, approximately $5,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      For the six months ended September 30, 2000, Prudential Securities Incorporated ('PSI'), a wholly owned subsidiary of Prudential, earned approximately $11,500 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended September 30, 2000 were $19,709,427 and $28,299,615, respectively.

      The federal income tax basis of the Fund's investments at September 30, 2000 was $49,749,162 and, accordingly, net unrealized appreciation for federal income tax purposes was $5,761,470 (gross unrealized appreciation--$6,943,995; gross unrealized depreciation--$1,182,525).

      For federal income tax purposes, the Fund had a capital loss carryforward as of March 31, 2000, of approximately $32,666,000, of which $11,509,000 expires in 2007 and $21,157,000 expires in 2008. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

      The Fund will elect for United States Federal income tax purposes, to treat net capital losses of approximately $1,445,000 and foreign currency losses of approximately $600 incurred in the five months ended March 31, 2000 as having occurred in the current fiscal year.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Fund had a .19% undivided interest in the joint account. The undivided interest for the Fund represented $2,153,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor was as follows:

      Bear, Stearns & Co., Inc., 6.51%, in the principal amount of $300,000,000, repurchase price $300,162,750, due 10/2/00. The value of the collateral including accrued interest was $307,686,775.
    22

       Prudential Real Estate Securities Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Chase Securities Inc., 6.45%, in the principal amount of $264,084,000, repurchase price $264,225,945, due 10/2/00. The value of the collateral including accrued interest was $269,373,200.

      Credit Suisse First Boston Corp., 6.54%, in the principal amount of $200,000,000, repurchase price $200,109,000, due 10/2/00. The value of the collateral including accrued interest was $206,853,792.

      Salomon Smith Barney Inc., 6.45%, in the principal amount of $97,990,000, repurchase price $98,042,670, due 10/2/00. The value of the collateral including accrued interest was $102,042,316.

      UBS Warburg, 6.52%, in the principal amount of $300,000,000, repurchase price $300,163,000, due 10/2/00. The value of the collateral including accrued interest was $306,002,065.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value divided into four classes, designated Class A, Class B, Class C and Class Z.
                                                                          23

       Prudential Real Estate Securities Fund
             Notes to Financial Statements (Unaudited) Cont'd.
      Transactions in shares of beneficial interest were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended September 30, 2000:
Shares sold                                                     218,855    $   1,747,121
Shares issued in reinvestment of dividends                       10,724           86,784
Shares reacquired                                              (416,110)      (3,351,907)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (186,531)      (1,518,002)
Shares issued upon conversion and/or exchange from Class B        7,862           65,284
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (178,669)   $  (1,452,718)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended March 31, 2000:
Shares sold                                                     522,363    $   4,045,340
Shares issued in reinvestment of dividends and
  distributions                                                  62,550          479,160
Shares reacquired                                            (1,488,857)     (11,455,221)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (903,944)      (6,930,721)
Shares issued upon conversion from Class B                       14,648          114,057
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (889,296)   $  (6,816,664)
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Six months ended September 30, 2000:
Shares sold                                                     125,297    $   1,059,379
Shares issued in reinvestment of dividends                       15,136          122,242
Shares reacquired                                              (800,159)      (6,454,398)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (659,726)      (5,272,777)
Shares reacquired upon conversion and/or exchange into
  Class A                                                        (7,876)         (65,284)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (667,602)   $  (5,338,061)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended March 31, 2000:
Shares sold                                                     449,448    $   3,620,253
Shares issued in reinvestment of dividends and
  distributions                                                 136,720        1,050,158
Shares reacquired                                            (3,616,798)     (27,558,916)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (3,030,630)     (22,888,505)
Shares reacquired upon conversion into Class A                  (14,670)        (114,057)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (3,045,300)   $ (23,002,562)
                                                            -----------    -------------
                                                            -----------    -------------

    24

       Prudential Real Estate Securities Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended September 30, 2000:
Shares sold                                                     120,881    $   1,003,206
Shares issued in reinvestment of dividends                        2,533           20,481
Shares reacquired                                              (183,167)      (1,509,309)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (59,753)   $    (485,622)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended March 31, 2000:
Shares sold                                                     196,869    $   1,611,167
Shares issued in reinvestment of dividends and
  distributions                                                  26,227          201,703
Shares reacquired                                              (886,875)      (6,791,591)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (663,779)   $  (4,978,721)
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Six months ended September 30, 2000:
Shares sold                                                      68,838    $     582,686
Shares issued in reinvestment of dividends                        1,756           14,157
Shares reacquired                                              (116,314)        (959,773)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (45,720)   $    (362,930)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended March 31, 2000:
Shares sold                                                     181,158    $   1,385,934
Shares issued in reinvestment of dividends and
  distributions                                                   5,991           45,616
Shares reacquired                                              (168,210)      (1,287,574)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    18,939    $     143,976
                                                            -----------    -------------
                                                            -----------    -------------

Note 7. Dividends
On October 9, 2000 the Board of Trustees of the Fund declared the following dividends per share, payable on October 12, 2000 to shareholders of record on October 11, 2000.

                                                     Class B
                                    Class A           and C           Class Z
                                    -------       -------------       -------
               Ordinary Income       $.060            $.044            $.065

       Prudential Real Estate Securities Fund
             Financial Highlights (Unaudited)

                                                               Class A
                                          --------------------------------------------------
                                             Six Months           Year        May 5, 1998(a)
                                               Ended             Ended           Through
                                           September 30,       March 31,        March 31,
                                                2000              2000             1999
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period          $   7.79          $   7.46         $  10.00
                                              --------         ----------     --------------
Income from investment operations
Net investment income                              .13               .15(e)           .27
Net realized and unrealized gain
   (loss) on investment transactions               .85               .42            (2.60)
                                              --------         ----------     --------------
      Total from investment
      operations                                   .98               .57            (2.33)
                                              --------         ----------     --------------
Less distributions
Dividends from net investment income              (.06)             (.21)            (.21)
Distributions in excess of net
   investment income                                --                --(d)            --
Tax return of capital distributions                 --              (.03)              --
                                              --------         ----------     --------------
      Total distributions                         (.06)             (.24)            (.21)
                                              --------         ----------     --------------
Net asset value, end of period                $   8.71          $   7.79         $   7.46
                                              --------         ----------     --------------
                                              --------         ----------     --------------
TOTAL RETURN(b):                                 12.70%             7.74%          (23.29)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)               $ 16,932          $ 16,545         $ 22,465
Average net assets (000)                      $ 16,663          $ 19,631         $ 31,941
Ratios to average net assets:
   Expenses, including distribution
      fees                                        1.93%(c)          1.70%            1.56%(c)
   Expenses, excluding distribution
      fees                                        1.68%(c)          1.45%            1.31%(c)
   Net investment income                          3.00%(c)          1.93%            3.47%(c)
For Class A, B, C and Z shares:
Portfolio turnover                                  37%               54%             122%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Calculations are made based on average month-end shares outstanding during the year.
    26                                     See Notes to Financial Statements

       Prudential Real Estate Securities Fund
             Financial Highlights (Unaudited) Cont'd.

                                                               Class B
                                          --------------------------------------------------
                                             Six Months           Year        May 5, 1998(a)
                                               Ended             Ended           Through
                                           September 30,       March 31,        March 31,
                                                2000              2000             1999
--------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period          $   7.78          $   7.45         $  10.00
                                              --------         ----------     --------------
Income from investment operations
Net investment income                              .09               .09(e)           .20
Net realized and unrealized gain
(loss) on investment transactions                  .86               .42            (2.58)
                                              --------         ----------     --------------
      Total from investment
      operations                                   .95               .51            (2.38)
                                              --------         ----------     --------------
Less distributions
Dividends from net investment income              (.04)             (.15)            (.17)
Distributions in excess of net
   investment income                                --                --(d)            --
Tax return of capital distributions                 --              (.03)              --
                                              --------         ----------     --------------
      Total distributions                         (.04)             (.18)            (.17)
                                              --------         ----------     --------------
Net asset value, end of period                $   8.69          $   7.78         $   7.45
                                              --------         ----------     --------------
                                              --------         ----------     --------------
TOTAL RETURN(b):                                 12.19%             6.96%          (23.78)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)               $ 31,746          $ 33,616         $ 54,845
Average net assets (000)                      $ 31,924          $ 47,271         $ 72,304
Ratios to average net assets:
   Expenses, including distribution
      fees                                        2.68%(c)          2.45%            2.31%(c)
   Expenses, excluding distribution
      fees                                        1.68%(c)          1.45%            1.31%(c)
   Net investment income                          2.23%(c)          1.16%            2.70%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Calculations are made based on average month-end shares outstanding during the year.
    See Notes to Financial Statements                                     27

       Prudential Real Estate Securities Fund
             Financial Highlights (Unaudited) Cont'd.

                                                               Class C
                                          --------------------------------------------------
                                             Six Months           Year        May 5, 1998(a)
                                               Ended             Ended           Through
                                           September 30,       March 31,        March 31,
                                                2000              2000             1999
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $ 7.78            $ 7.45          $  10.00
                                              -------          ----------     --------------
Income from investment operations
Net investment income                             .09               .09(e)            .20
Net realized and unrealized gain
(loss) on investment transactions                 .86               .42             (2.58)
                                              -------          ----------     --------------
      Total from investment
      operations                                  .95               .51             (2.38)
                                              -------          ----------     --------------
Less distributions
Dividends from net investment income             (.04)             (.15)             (.17)
Distributions in excess of net
   investment income                               --                --(d)             --
Tax return of capital distributions                --              (.03)               --
                                              -------          ----------     --------------
      Total distributions                        (.04)             (.18)             (.17)
                                              -------          ----------     --------------
Net asset value, end of period                 $ 8.69            $ 7.78          $   7.45
                                              -------          ----------     --------------
                                              -------          ----------     --------------
TOTAL RETURN(b):                                12.19%             6.96%           (23.78)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                $5,247            $5,162          $  9,883
Average net assets (000)                       $5,216            $8,215          $ 13,672
Ratios to average net assets:
   Expenses, including distribution
      fees                                       2.68%(c)          2.45%             2.31%(c)
   Expenses, excluding distribution
      fees                                       1.68%(c)          1.45%             1.31%(c)
   Net investment income                         2.26%(c)          1.12%             2.70%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Calculations are made based on average month-end shares outstanding during the year.
    28                                     See Notes to Financial Statements

       Prudential Real Estate Securities Fund
             Financial Highlights (Unaudited) Cont'd.

                                                               Class Z
                                          --------------------------------------------------
                                             Six Months           Year        May 5, 1998(a)
                                               Ended             Ended           Through
                                           September 30,       March 31,        March 31,
                                                2000              2000             1999
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $ 7.80            $ 7.47           $10.00
                                              -------          ----------        -------
Income from investment operations
Net investment income                             .15               .18(e)           .29
Net realized and unrealized gain
(loss) on investment transactions                 .84               .41            (2.59)
                                              -------          ----------        -------
      Total from investment
      operations                                  .99               .59            (2.30)
                                              -------          ----------        -------
Less distributions
Dividends from net investment income             (.07)             (.23)            (.23)
Distributions in excess of net
investment income                                  --                --(d)            --
Tax return of capital distributions                --              (.03)              --
                                              -------          ----------        -------
      Total distributions                        (.07)             (.26)            (.23)
                                              -------          ----------        -------
Net asset value, end of period                 $ 8.72            $ 7.80           $ 7.47
                                              -------          ----------        -------
                                              -------          ----------        -------
TOTAL RETURN(b):                                12.82%             8.02%          (23.05)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                $1,552            $1,746           $1,530
Average net assets (000)                       $1,613            $1,482           $2,894
Ratios to average net assets:
   Expenses, including distribution
      fees                                       1.68%(c)          1.45%            1.31%(c)
   Expenses, excluding distribution
      fees                                       1.68%(c)          1.45%            1.31%(c)
   Net investment income                         3.21%(c)          2.32%            3.76%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Calculations are made based on average month-end shares outstanding during the year.
    See Notes to Financial Statements                                     29

Prudential Real Estate Securities Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
        www.prudential.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  Massachusetts Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
  Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

Prudential Real Estate Securities Fund

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-- they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats.
You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information.
Please keep in mind that past performance is not indicative of future results.

         www.prudential.com  (800) 225-1852

investment adviser's report
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful-- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income
(mostly interest and dividends earned) and expenses
(including what you pay us to manage your money).
You'll also see capital gains here--both realized and unrealized.

Prudential Real Estate Securities Fund

Getting the Most from Your Prudential Mutual Fund

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets.
This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so.
Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent accountant's Report
Once a year, an outside auditor looks over our books and certifies that the financial statements are fairly presented and comply with generally accepted accounting principles.

Tax Information
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

          www.prudential.com  (800) 225-1852

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as a hypothetical
$10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Real Estate Securities Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential
Securities Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; but Is This Risk
Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance.
While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

        www.prudential.com  (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

--------------------------------------------

Trustees
Saul K. Fenster, Ph.D.
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W.Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Bernard Winograd, Vice President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary
Jonathan D. Shain, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795
--------------------------------------------
Fund Symbols      NASDAQ       CUSIP
     Class A      PURAX      74436U102
     Class B      PURBX      74436U201
     Class C       --        74436U300
     Class Z       --        74436U409

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of September 30, 2000, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)  Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

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